UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2016
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

520 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 27, 2016, CA, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 26, 2016, the Company’s Board of Directors appointed Kieran J. McGrath, currently the Company’s Senior Vice President and Corporate Controller, as Senior Vice President and interim Chief Financial Officer.

Since 2014, Kieran J. McGrath, age 57, has been the Senior Vice President and Corporate Controller for the Company. Prior to joining the Company, Mr. McGrath worked for the IBM Corporation for over thirty years where he held a variety of senior executive Finance positions across the IBM Corporation. In his most recent IBM experience, he led Finance for IBM's Software Group ($25 Billion of Annual Mainframe and Distributed Software Revenue) from 2009 until 2014. Mr. McGrath holds a B.S. in Accounting from St. John's University.

In connection with Mr. McGrath’s appointment, Mr. McGrath will be eligible for a $500,000 transition payment, payable in equal installments of $250,000 on each of the six-month anniversary and first anniversary of his appointment, and a grant of $500,000 in restricted stock units on August 15, 2016, vesting in substantially equal installments on the first three anniversaries of the grant date.  If Mr. McGrath’s employment is terminated without “cause” (as defined in Mr. McGrath’s offer letter with the Company), then he will be paid his existing severance entitlement, consisting of 12 months’ base salary, and any unpaid portion of the transition payment.

Mr. McGrath succeeds Richard J. Beckert, who had served as the Company’s Chief Financial Officer since 2011. The Company agreed with Mr. Beckert that it was the appropriate time to transition the role, and he retired as Chief Financial Officer effective July 26, 2016.  Mr. Beckert is continuing as an employee of the Company for an interim period, and any separation arrangements have not yet been determined.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 27, 2016 relating to CA, Inc.’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	July 27, 2016	By:	/s/ Michael C. Bisignano
Michael C. Bisignano
Executive Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 27, 2016 relating to CA, Inc.’s financial results.